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                                                                    EXHIBIT 23.1



                      INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Registration Statement of FlashNet
Communications, Inc. on Form S-1 of our report dated March 16, 1998, appearing in the Prospectus, which is part of this Registration Statement and to the reference to us under the headings "Selected Consolidated Financial and Operating Data" and "Experts" in such Prospectus.



Fort Worth, Texas
December 18, 1998